                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              (September 29, 2000)
                              --------------------
                                 Date of Report
                        (Date of earliest event reported)




                               UNIVERSAL MFG. CO.
                               ------------------
             (Exact name of registrant as specified in its charter)




        Nebraska                                             42-0733240
-----------------------------------------------------------------------------------
(State of Incorporation) (Commission file Number) (IRS Employer Identification No.)



                  405 Diagonal Street, Algona, Iowa 50511-0190
                  --------------------------------------------
                     (Address of Principal Executive Office)


                                 (515) 295-3557
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                Explanatory Note

         This Amendment to the Current Report on Form 8-K/A is being filed in order to amend Item 7 of the Current Report on Form 8-K filed on October 12, 2000, by Universal Mfg. Co. ("Universal Mfg.").

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported on the Current Report on Form 8-K filed on October 12, 2000 by Universal Mfg., Universal Mfg. and Universal Distribution LLC ("Universal Distribution" and collectively with Universal Mfg., "Universal"), a subsidiary of Universal Mfg., signed an agreement to form a limited liability company (the "Formation Agreement") with Rainbo Oil Company, an Iowa corporation ("Rainbo Oil") and Paul Fahey, President and majority shareholder of Rainbo Oil. The Formation Agreement established the parties' intent to organize a Nebraska limited liability company to be known as Rainbo Company LLC d/b/a Value Independent Parts ("Rainbo LLC") for the purpose of purchasing and operating the automobile parts distribution business operated by Rainbo Oil as an unincorporated internal business division (the "VIP Division").

         On September 29, 2000, Universal, through Rainbo LLC, executed an asset purchase agreement to acquire substantially all the assets of the VIP Division. The terms of the acquisition of the VIP Division by Rainbo LLC were previously disclosed on the Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on October 12, 2000 and is herein incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                 (i) The audited statements of net assets acquired for the years ended November 30, 1999 and November 30, 1998 and the audited statements of revenues and net operating expenses for the years ended November 30, 1999 and November 30, 1998, including the independent auditor's report and footnotes, are attached.

                 (ii) The unaudited statement of net assets acquired for the eight month period ended July 31, 2000 and the unaudited statements of revenues and direct operating expenses covering the eight month periods ended July 31, 2000 and July 31, 1999 are attached.

         (b)      Pro forma financial information

                  The unaudited condensed pro forma balance sheet and income statement for the eight month period ended July 31, 2000, including the introduction and footnotes, are attached.

         (c)      Exhibits
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
         Exhibit No.      Description
         ----------------------------
         2.1              Asset Purchase Agreement, dated as of September 29,
                          2000 by and between Rainbo Company LLC and Rainbo
                          Oil Company.*

* Filed previously with the Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on October 12, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 UNIVERSAL MFG. CO.



Date: December 13, 2000          /s/ Donald D. Heupel, President